UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 12, 2022

Enact Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40399	46-1579166
(State or other Jurisdiction of	(Commission	(IRS Employer
Incorporation)	File Number)	Identification No.)

8325 Six Forks Road
Raleigh, North Carolina 27615
(919) 846-4100
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	ACT	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.
On May 12, 2022, Enact Holdings, Inc. (the “Corporation”) held its Annual Meeting of Stockholders (the “Annual Meeting”). The final voting results for each of the proposals submitted to a vote of the Corporation’s stockholders at the Annual Meeting are as follows:

Proposal 1: Election of directors to serve until the Corporation’s 2023 Annual Meeting of Stockholders.

	Votes “For”	Votes “Withheld”	Broker Non-Votes
DOMINIC J. ADDESSO	162,109,070	58,447	266,592
MICHAEL A. BLESS	162,118,970	48,547	266,592
JOHN D. FISK	162,118,970	48,547	266,592
ROHIT GUPTA	162,131,489	36,028	266,592
SHEILA HOODA	162,117,841	49,676	266,592
THOMAS J. MCINERNEY	156,153,060	6,014,457	266,592
ROBERT P. RESTREPO, JR.	162,073,968	93,549	266,592
DANIEL J. SHEEHAN, IV	162,086,365	81,152	266,592
DEBRA W. STILL	160,596,995	1,570,522	266,592
WESTLEY V. THOMPSON	160,596,970	1,570,547	266,592
ANNE G. WALESKI	162,073,154	94,363	266,592

Proposal 2: Advisory vote on the frequency of future votes to approve Named Executive Officer Compensation

1 Year	2 Years	3 Years	Abstain
162,029,008	12,653	123,969	1,887

Proposal 3: Advisory vote to approve Named Executive Officer compensation

Votes “For”	Votes “Against”	Abstentions	Broker Non-Votes
158,923,426	3,238,030	6,061	266,592

Proposal 4:
Ratification of the appointment of KPMG LLP as the Corporation’s independent registered public accounting firm for the 2022 fiscal year.

Votes “For”	Votes “Against”	Abstentions	Broker Non-Votes
162,423,547	10,562	-	-

The Company has decided, going forward, to include a non-binding advisory stockholder vote to approve the compensation of the Company's Named Executive Officers every year, consistent with the Board's recommendation to stockholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Enact Holdings, Inc.

	By:	/s/ Hardin Dean Mitchell
		Name:	Hardin Dean Mitchell
		Title:	Executive Vice President, Chief Financial Officer and Treasurer
Dated: May 16, 2022

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